                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                               CHIRON CORPORATION

    You must use this form or one substantially equivalent to this form to accept the Exchange Offer of Chiron Corporation (the "Company") made pursuant to the Prospectus, dated April [ ], 2000 (the "Prospectus"), if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach State Street Bank and Trust Company of California, N.A., as exchange agent (the "Exchange Agent") prior to 12:01 A.M., Eastern Standard Time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Existing Notes pursuant to the Exchange Offer, a Letter of Transmittal (or facsimile thereof) or an electronic confirmation pursuant to the Depository Trust Company's ATOP system, with any required signature guarantees and any other required documents must also be received by the Exchange Agent prior to 12:01 A.M., Eastern Standard Time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

                                EXCHANGE AGENT:

            STATE STREET BANK AND TRUST COMPANY OF CALIFORNIA, N.A.

                      BY MAIL OVERNIGHT DELIVERY OR HAND:

            State Street Bank and Trust Company of California, N.A.
                      c/o State Street Bank Trust Company
                        2 Avenue de Lafayette, 5th Floor
                                Corporate Trust
                                Boston MA 02110
                             Attention: Susan Lavey

                  TO CONFIRM BY TELEPHONE OR FOR INFORMATION:
                                 (617) 662-1544

                            FACSIMILE TRANSMISSIONS:
                                 (617) 662-1452

        (Originals of all documents sent by facsimile should be sent promptly by hand, overnight courier or registered or certified mail.)

                                 INFORMATION AGENT:

                     GEORGESON SHAREHOLDER COMMUNICATIONS INC.

                                  17 STATE STREET
                                     10TH FLOOR
                              NEW YORK, NEW YORK 10004

                      BANKS AND BROKERAGE FIRMS CALL COLLECT:
                                   (212) 440-9800

                             ALL OTHERS CALL TOLL FREE:
                                   (800) 223-2064

    DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED
              DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET
             FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

    Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Existing Notes set forth below pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.

Total Principal Amount of Existing Notes              For book-entry transfer to The Depository Trust
Tendered:*                                            Company, please provide account number.

$                                                     Account Number

------------------------

* Must be in denominations of principal amount of $1,000 and any integral multiple thereof. __________________________________________________________

    ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

________________________________________________________________________________

                                PLEASE SIGN HERE

---------------------------------------------

x                                                   , 2000

x                                                   , 2000
           SIGNATURE(S) OF OWNER(S)                                     (DATE)
           OR AUTHORIZED SIGNATORY

Area Code and Telephone Number
    Must be signed by the Holder(s) of Existing Notes as their name(s)appear(s) on a security position listing, or by person(s) authorized to become registered Holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below:

                               Please print name(s) and address(es)

Name(s):
Capacity:
Address(es):

--------------------------------------------------------------------------------------------------